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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 18, 2000, in the Registration Statement
(Form S-2 No. 333-91277) and related Prospectus of WFS Financial Inc for the registration of 5,520,000 shares of its common stock.



                                           /s/ ERNST & YOUNG LLP

                                               ERNST & YOUNG LLP


Los Angeles, California
January 18, 2000